Item 1: Report to Shareholders

Institutional Concentrated Large-Cap Value Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Managers’ Letter
T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Dear Investor

The first half of 2007 proved to be reasonably rewarding for shareholders of the Institutional Concentrated Large-Cap Value Fund. It was not an exciting period, just a period of good solid performance, albeit with all of the returns generated in the second quarter after a slow start to the year. Equity returns, for the most part, belied the stories appearing in various media outlets. With a continuous barrage of negative reports about Iraq, resurgent inflation, higher interest rates, rising energy prices, continued concern over the housing market, and hedge funds suffering substantial losses from subprime mortgage investments, the news was not conducive to inspired investor confidence. Against this backdrop, however, equity prices advanced at a reasonable pace.

As shown in the Performance Comparison table for the six-month period ended June 30, 2007, the Institutional Concentrated Large-Cap Value Fund returned 6.54%, which slightly exceeded the return of the Russell 1000 Value Index but lagged its Lipper peer group benchmark. For the period since the fund’s inception last fall, the fund’s return of 16.13% surpassed both the value index and the Lipper universe of similar funds.

Highlights

• The equity market was strong during the first half of the year despite the ongoing war in Iraq, resurgent inflation, higher interest rates, rising energy prices, continued concern over the housing market, and problems in the subprime mortgage market.

• The fund outperformed the Russell benchmark for the past six months and since inception, while lagging its peer group slightly for the six-month period and outpacing it since inception last fall.

• In the first half, our best-performing investments were in the energy, industrials, and consumer discretionary sectors.

• We would not be surprised to see a consolidation in stock prices over the near term, but we remain encouraged by the relatively healthy global economy and the wide range of appealing investment opportunities in today’s market.

Portfolio Review

In the first half, our best-performing investments were in the energy, industrials, and consumer discretionary sectors. Industrial firm Tyco International was a particularly good contributor. In the consumer discretionary sector, we were fortunate to have a position in Liberty Media Capital. Rising oil prices boosted energy holdings Total, Statoil, and Murphy Oil. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Several of our financial holdings were weak due to concerns surrounding subprime lending and interest rates, but our underweight in the sector, along with stock selection, helped results relative to the Russell benchmark. Commercial bank holdings U.S. Bancorp and First Horizon National performed poorly. Diversified financials holding Citigroup also detracted from absolute results. Utilities pulled back in the quarter as long-term interest rates rose late in the period, but our holding in Entergy helped returns. Our health care positions were a mixed bag. Wyeth aided results, but Pfizer and Johnson & Johnson weighed on returns.

Portfolio Strategy and Changes

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when making investment decisions. Indeed, our portfolio turnover has been consistently less than the average of our peers.

We focus a great deal on understanding both the return potential and risk associated with a given investment. Our investment approach is predicated on identifying companies where we believe that the upside implicit in the investment is significantly greater than the inherent risk. While we will not always be right, if we can accurately identify companies with an asymmetry between return and risk, then over time, we should be able to outperform the market and our peer universe.

Our policy is to analyze each company to determine whether we can benefit from the market’s propensity for overreacting in the short run to both good and bad news. There is a contrarian element in our approach, and we are believers in the historical ?reversion to the mean? (i.e., a return to long-term norms) in terms of both investor sentiment and market valuations.

Currently, the market is extremely bearish on companies with significant exposure to the U.S. consumer, including many housing-related companies and many retailers. This consideration figured into our decision to increase our position in Home Depot which, along with the potential for improvement, boasts a solid balance sheet and good cash flow generation. We continue to see the best opportunities for return appreciation as balanced against investment risk in higher-quality companies that lie on the “growthier” edges of value and in companies whose value we believe is significantly higher than reflected in current stock prices. As a result, we have steadily added to several higher-quality companies.

Outlook

Most financial market developments in the first half of the year were positive, and stocks provided healthy returns in virtually all markets. The most noticeable stress on the system has been in the residential real estate sector, with continued weakness in new housing activity and widespread concern over the subprime mortgage market. Corporate earnings growth was generally better than we would have guessed six months ago, and the large number of merger and acquisition deals, private-equity transactions, and the high level of stock purchase activity provided strong support for the equity market.

Given the market’s robust advance, particularly over the last few months, we would not be surprised to see some consolidation over the near term. Nonetheless, we are encouraged by the relatively healthy global economy and the wide range of appealing investment opportunities in today’s market. We believe that quality companies are currently selling at attractive prices, and our objective is to identify stocks with good valuations, reasonable upside potential, and relatively limited risk.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

John D. Linehan

David R. Giroux

July 24, 2007
Cochairmen of the fund’s Investment Advisory Committee

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Russell 1000 Index: A large-cap benchmark that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value Index: A market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecasted growth rates.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated Large-Cap Value Fund

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Institutional Concentrated Large-Cap Value Fund

(Unaudited)

($ 000s)

	6 Months Ended 6/30/07
Investment Income (Loss)	
Dividend Income	$ 84
Expenses	
Custody and accounting	61
Registration	27
Investment management	18
Legal and audit	8
Directors	2
Reductions of fees and expenses	
Investment management fees waived	(18)
Expenses reimbursed by manager	(76)
Total expenses	22
Net investment income	62
Realized and Unrealized Gain (Loss)	
Net realized gain on securities	47
Change in net unrealized gain on securities	317
Net realized and unrealized gain	364
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 426**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated Large-Cap Value Fund
June 30, 2007 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated Large-Cap Value Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 2006. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis.

Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $301,000 and $231,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $6,132,000. Net unrealized gain aggregated $827,000 at period-end, of which $858,000 related to appreciated investments and $31,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $18,000 were waived and expenses in the amount of $76,000 were reimbursed by the manager during the six months ended June 30, 2007. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $122,000 remain subject to repayment by the fund at June 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $0 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $3,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $103,000 and $111,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 602,770 shares of the fund, representing 100% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
Because the fund began operations in 2006, the Board did not review information on the fund’s investment performance.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007